UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

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PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
April 13, 2020
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders, or the Special Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held on Tuesday, May 5, 2020, at 10:00 a.m., Eastern Time. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means.
The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. The Special Meeting is being held to (i) ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 and (ii) to approve the application of the reduced asset coverage requirements in Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which would permit the Company to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%, as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act referenced therein.

It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our outstanding securities, including our common shares and debt, and are notifying you of our intention as required by applicable securities law.

Sincerely yours,
John F. Barry III
Chief Executive Officer

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 5, 2020
To the Stockholders of Prospect Capital Corporation:

The special meeting of stockholders, or the Special Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held on Tuesday, May 5, 2020, at 10:00 a.m., Eastern Time, for the following purposes:

1.    To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; and
2.    To approve the application of the reduced asset coverage requirements in Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which would permit the Company to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%, as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act referenced therein.
Due to the public health impact of the coronavirus outbreak, or COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://web.lumiagm.com/287406540.

If you owned shares on the record date for the Special Meeting and wish to attend the Special Meeting you must email AST at attendingameeting@astfinancial.com, or call AST at (866) 387-0770, in order to register to attend the Special Meeting, obtain the password to access the Special Meeting and verify that you were a shareholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email.

If you hold your shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) as of the record date, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via e-mail to AST at attendingameeting@astfinancial.com and you should label the e-mail “Legal Proxy” in the subject line. If you hold your shares in street name as of the record date and wish to attend, but not vote at, the Special Meeting, you must verify to AST that you owned shares as of the record date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time, on Monday, May 4, 2020. You will then receive a confirmation e-mail of your registration, with a control number for voting purposes from AST (if you hold your shares in street name and obtained a legal proxy).

You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on April 6, 2020. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote at the meeting, which will automatically revoke your proxy. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
April 13, 2020

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting and vote your shares.

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

Special Meeting of Stockholders
This proxy statement, or this Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our special meeting of stockholders, or the Special Meeting, to be held on Tuesday, May 5, 2020, at 10:00 a.m., Eastern Time, and at any postponements, adjournments or delays thereof. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://web.lumiagm.com/287406540.
If you owned shares on the record date for the Special Meeting and wish to attend the Special Meeting you must email AST at attendingameeting@astfinancial.com, or call AST at 1-866-387-0770, in order to register to attend the Special Meeting, obtain the password to access the Special Meeting and verify that you were a shareholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email.
If you hold your shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) as of the record date, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via e-mail to AST at attendingameeting@astfinancial.com and you should label the e-mail “Legal Proxy” in the subject line. If you hold your shares in street name as of the record date and wish to attend, but not vote at, the Special Meeting, you must verify to AST that you owned shares as of the record date through an account statement or some other similar means.
Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time, on Monday, May 4, 2020. You will then receive a confirmation e-mail of your registration, with a control number for voting purposes from AST (if you hold your shares in street name and obtained a legal proxy).
This Proxy Statement and the accompanying proxy card is first being sent to stockholders on or about April 17, 2020.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We have engaged a proxy solicitor, AST Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR each of the proposals described in this proxy card.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Special Meeting. Any stockholder of record attending the Special Meeting may vote whether or not he or she has previously authorized a proxy.

You are entitled to attend the Special Meeting only if you are a stockholder as of the close of business on the record date for the Special Meeting, which is April 6, 2020, or you hold a valid proxy for the Special Meeting.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.
For information on how to obtain directions to attend the Special Meeting, please contact our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON TUESDAY, MAY 5, 2020
The following materials relating to this Proxy Statement are available at http://www.astproxyportal.com/ast/13601/:

•	this Proxy Statement; and

•	the accompanying Notice of Special Meeting.
Purpose of Special Meeting
The Special Meeting has been called for the following purposes:
1.    To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; and
2.    To approve the application of the reduced asset coverage requirements in Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which would permit the Company to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%, as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act referenced therein.
Voting Securities
You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on April 6, 2020, or the Record Date. There were 367,817,926 shares of the Company’s common stock outstanding on the Record Date. Each share of the Company’s common stock is entitled to one vote.
Quorum Required
Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
If a quorum is not present at the Special Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders who are present at the Special Meeting, may adjourn the Special Meeting from time to time to permit further solicitation of proxies.
Vote Required
Proposal I. Ratification of the Selection of BDO USA, LLP. The ratification of the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm requires a majority of the votes cast by all stockholders present, in person or by proxy, at the Special Meeting.
Proposal II. Approval of Reduced Asset Coverage Requirements. The approval of the application of the reduced asset coverage requirements in Section 61(a) of the 1940 Act to the Company, which would permit the Company to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to the Company from 200% to 150%, as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act referenced therein, requires a majority of the votes cast by all stockholders present, in person or by proxy, at the Special Meeting. Abstentions and broker non-votes, if any, are not considered votes cast and, therefore, will have no effect on the approval of Proposal 2.
Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Special Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present, may adjourn the Special Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
We will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P., or PCM, the Company’s investment adviser, and/or Prospect Administration LLC, or Prospect Administration, the Company’s administrator. PCM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.
The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $411,245.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act.” Persons identified in the following table as beneficially owning more than 25% of the our outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of the Record Date, certain ownership information with respect to our common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and the beneficial ownership of each current director, the Company’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission, or the Commission, and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s common stock he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders

Interested Directors
John F. Barry III(2)	93,334,243	25.4%
M. Grier Eliasek(3)	1,352,196	*
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	30,762	*
Eugene S. Stark	43,500	*
Executive Officers
Kristin Van Dask	41,250	*
Executive officers and directors as a group	94,801,951	25.8%

*	Represents less than one percent.

(1)	Based on a total of 367,817,926 shares of our common stock issued and outstanding as of the Record Date.

(2)
Mr. Barry also serves as the Chief Executive Officer of the Company. Mr. Barry has sole voting and dispositive power over 93,139,568 shares held by him directly and through the John and Daria Barry Foundation as of the Record Date. Mr. Barry has shared voting and dispositive power over the remaining 194,675 shares beneficially owned as of the Record Date.

(3)	Mr. Eliasek also serves as the Chief Operating Officer of the Company.

Proposal I: Ratification of Selection of Independent Registered Public Accounting Firm
At a meeting of the Board held on August 22, 2019, the Audit Committee selected and recommended, and the Board, including a majority of the independent directors, approved the selection of BDO USA, LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2020. This selection is presented for ratification by the stockholders. If the stockholders fail to ratify the selection of BDO USA, LLP to serve as the independent registered public accounting firm for the year ending June 30, 2020, the Audit Committee and the Board will reconsider the continued retention of BDO USA, LLP.
Representatives of BDO USA, LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from stockholders if necessary. Representatives of BDO USA, LLP will be given the opportunity to make statements at the Special Meeting, if they so desire.
Audit Fees

•	The aggregate audit fees billed by BDO USA, LLP for the years ended June 30, 2018 and June 30, 2019 were $4,331,700 and $3,879,000, respectively.

•
The fees incurred by the Company for review of its shelf registration, secondary offerings and debt issuances were approximately $530,400 and $536,010 for the fiscal years ended June 30, 2018 and June 30, 2019, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Form 10-Qs and services that are normally provided in connection with statutory and regulatory filings.
Audit-Related Fees
No audit-related fees were billed by BDO USA, LLP for the years ended June 30, 2018 and June 30, 2019.
Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees
No tax fees were billed by BDO USA, LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the years ended June 30, 2018 and June 30, 2019.
Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.
All Other Fees
No fees were billed by BDO USA, LLP for products and services provided to the Company, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the years ended June 30, 2018 and June 30, 2019.
Audit Committee Policies and Procedures
The Company’s Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by BDO USA, LLP. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by BDO USA, LLP  in order to assure that the provision of such service does not impair BDO USA, LLP’s independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

ON MARCH 30, 2020, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2020.

Proposal II: Approval of Application of Reduced Asset Coverage Requirements to the Company
Background and 1940 Act Requirements
The Company is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Section 61(a) of the 1940 Act applies asset coverage requirements which limit the ability of BDCs to incur leverage. Prior to the passage of the Small Business Credit Availability Act (the “SBCA Act”) on March 23, 2018, these asset coverage requirements prohibited a BDC from issuing debt securities or preferred stock (collectively referred to as “senior securities”) unless, immediately after such issuance, the BDC had “asset coverage” of at least 200%. For purposes of the 1940 Act, “asset coverage” means the ratio of (1) the total assets of a BDC, less all liabilities and indebtedness not represented by senior securities, to (2) the aggregate amount of senior securities representing indebtedness (plus, in the case of senior securities represented by preferred stock, the aggregate involuntary liquidation preference of such BDC’s preferred stock). As a result of these historical asset coverage requirements (which limited BDCs to a 1:1 debt to equity ratio), we believe that BDCs operate at lower levels of leverage than many private investment funds focused on similar asset classes, collateralized loan obligations, specialty finance companies and other operating companies.
The SBCA Act, among other things, amended Section 61(a) of the 1940 Act by modifying Section 61(a)(1) to provide for a successor provision, Section 61(a)(2), which reduces the asset coverage requirements applicable to BDCs from 200% to 150% (a 2:1 debt to equity ratio), so long as the BDC meets certain disclosure and approval requirements. Section 61(a)(2) provides that before the reduced asset coverage requirements are effective with respect to a BDC, the application of that section of the 1940 Act to such BDC must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of such BDC’s board of directors or (2) a majority of votes cast at a special or annual meeting of such BDC’s stockholders at which a quorum is present.

The Board has decided to seek the approval of stockholders at the Special Meeting to reduce the Company’s asset coverage requirements so that the reduced asset coverage requirements for senior securities in Section 61(a)(2) of the 1940 Act will apply to the Company. If this Proposal 2 is approved by the stockholders at the Special Meeting, commencing on the first date after such approval, the Company will be required to maintain asset coverage for its senior securities of 150% rather than 200%, which would permit the Company to double the maximum amount of leverage that it is permitted to incur.
Recommendation and Rationale
On March 30, 2020, the Board unanimously recommended that the stockholders vote in favor of the application to the Company of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act, the successor provision to Section 61(a)(1) of the 1940 Act referenced therein. The Board concluded that Proposal 2 is in the best interests of the Company and the stockholders. In doing so, the Board considered and evaluated various factors, including the following (each, as discussed more fully below):

•	the additional flexibility to manage capital to take advantage of attractive investment opportunities;

•	the additional flexibility to make required regulated investment company distributions without violating the 1940 Act; and

•	the potential impact (both positive and negative) on net investment income, return to stockholders and net asset value.
Flexibility to manage capital to take advantage of attractive investment opportunities
The Company cannot predict when attractive investment opportunities will present themselves, and attractive opportunities may arise at a time when market conditions are not favorable to raising additional equity capital. If the Company is not able to access additional capital (either at all or on favorable terms) when attractive investment opportunities arise, the Company’s ability to grow over time and to continue to pay distributions to stockholders could be adversely affected. Importantly, application of the 150% minimum asset coverage ratio would enable the Company to better withstand potential adverse market movements, particularly in light of recent market volatility due to the public health crisis caused by the novel coronavirus, or COVID-19, while still meeting its asset coverage requirements. Based on the Company’s balance sheet as of December 31, 2019, reducing the asset coverage requirements applicable to the Company from 200% to 150% would allow the Company to borrow nearly $3,180.0 million in additional capital, although in the current market environment marked by extreme volatility resulting from the impacts of COVID-19 and governmental responses thereto the Company does not intend to use the flexibility that would be afforded by this reduction in asset coverage requirements to increase its leverage for the purpose of chasing unduly speculative opportunities or to imprudently increase the Company’s overall risk profile. Rather, this increased flexibility is intended, in part, to permit the Company to pursue additional attractive investment opportunities, particularly where there may be opportunities with favorable risk/return profiles to provide capital to support Main Street businesses impacted by the COVID-19 crisis. The Board believes that, in normal market conditions, the greater deal flow that may be achieved with this additional capital would enable the Company to participate more meaningfully in the private debt markets and to make larger loans to its portfolio companies with no loss of diversification of the overall portfolio. With more capital, the Company expects that it would, over time, be a more meaningful capital provider to the middle market and be able to better compete for high-quality investment opportunities with other companies having greater resources than the Company currently has.

Prospect Capital Management L.P., the Company’s investment adviser, informed the Board that the capital raised through additional debt financing may help the Company generate additional investment and acquisition opportunities and would allow the Company to better manage its capital and to only undertake equity capital raises when market conditions are optimal for doing so.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. As a result of the disruption and volatility in the credit markets during this time, there was a reduction in capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. These conditions also coincided with lower stock prices for BDCs, with most BDCs trading below net asset value per share. The Company believes that favorable investment opportunities to invest at attractive risk-adjusted returns, including opportunities to make acquisitions of other companies or investment portfolios at attractive values, may be created during these periods of disruption and volatility.
As of the Record Date, COVID-19 has disrupted capital markets and adversely impacted the value of financial assets. As a result the Company may not have access to sufficient equity capital in order to maintain compliance with the current 200% minimum asset coverage ratio, which may prevent the Company from paying cash dividends or taking advantage of attractive investment opportunities that are created during these periods. In addition, the equity capital that will be available, if any, may be available only at an issuance price below net asset value per share. Stockholder approval of Proposal 2 would provide the Company with the flexibility to pay dividends and to raise additional debt capital to invest in such attractive investment opportunities, which typically need to be made expeditiously.

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19 and its economic impacts, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Company cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. However, these events could have a significant negative impact on the Company’s performance, net asset value, liquidity, income, operating results and ability to pay distributions and service debt, as well as the performance, income, operating results and viability of companies in which it invests. Proposal 2 is in part designed to help the Company continue operating in the ordinary course of business through providing additional flexibility in meeting 1940 Act asset coverage requirements, which can support the Company’s continued payment of cash dividends and ability to draw on its credit facility or raise debt capital to fund investments in portfolio companies that may be attractive given opportunities presented in the current market environment.

Additional flexibility to make required regulated investment company distributions without violating the 1940 Act
Prior to the passage of the SBCA Act, the 1940 Act prohibited BDCs from declaring any dividend or other distribution to holders of any class of capital stock, in the case of debt securities, or common stock, in the case of preferred stock, unless the asset coverage with respect to such senior securities was at least 200%. By lowering the asset coverage requirement to 150%, the Company will have additional flexibility, subject to compliance with the covenants under any debt facilities, to continue making the distributions to stockholders required to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This additional flexibility may be helpful in circumstances where the value of the Company’s assets, and thus the Company’s asset coverage, declines, but the level of the Company’s net investment income remains relatively constant (i.e., the Company continues to have cash available to make any necessary distributions to stockholders). If the Company were to fail to make required distributions and no longer qualify as a regulated investment company, the Company would be subject to corporate-level U.S. federal income taxes.

Potential impact on net investment income, return to stockholders and net asset value
The Board also considered the potential impact of additional leverage on the Company’s net investment income, noting that any increases would be magnified if the Company employed additional leverage. Thus, the Board noted that additional leverage may allow the Company to maintain its historical distribution rate while investing in lower risk, lower yielding loans than the Company’s current portfolio. Similarly, the Board considered that, if the value of the Company’s assets increases, additional leverage could cause net asset value to increase more rapidly than it otherwise would have if the Company did not employ such additional leverage.
However, the Board noted that the converse was also true and, if the Company’s net investment income or the value of the Company’s assets decreased, additional leverage would cause the Company’s income and/or net asset value to decline more sharply than it otherwise would have if the Company did not employ such additional leverage, increasing the risk of investing in the Company’s common stock. In addition, the Company would have to service any additional debt that it incurs, including interest expense on debt and dividends on preferred stock, that the Company may issue, as well as the fees and costs related to the entry into or amendments to debt facilities. These expenses (which may be higher than the expenses on the Company’s current borrowings due to the rising interest rate environment) would decrease net investment income, and the Company’s ability to pay such expenses will depend largely on the Company’s financial performance and will be subject to prevailing economic conditions and competitive pressures.
Effect of Leverage on Return to Stockholders
The following table illustrates the effect of leverage on returns from an investment in the Company’s common stock assuming that the Company employs (1) its actual asset coverage ratio as of December 31, 2019 (246%), (2) a hypothetical asset coverage ratio of 200% and (3) a hypothetical asset coverage ratio of 150%, each at various annual returns on the Company’s portfolio as of December 31, 2019, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on the Company’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	—%	5.00%	10.00%
Corresponding return to common stockholder assuming actual asset coverage as of December 31, 2019 (246%) (1)	(20.7)%	(12.3)%	(3.8)%	4.6%	13.0%
Corresponding return to common stockholder assuming 200% asset coverage (2)	(25.6)%	(15.6)%	(5.6)%	4.4%	14.4%
Corresponding return to common stockholder assuming 150% asset coverage (3)	(41.2)%	(26.2)%	(11.2)%	3.8%	18.8%

(1)
Based on (i) $5.4 billion in total assets including debt issuance costs as of December 31, 2019, (ii) $2.2 billion in outstanding indebtedness as of December 31, 2019, (iii) $3.2 billion in net assets as of December 31, 2019, and (iv) an annualized average interest rate on the Company’s indebtedness, as of December 31, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 5.59%.

(2)
Based on (i) $6.4 billion in total assets including debt issuance costs on a pro forma basis as of December 31, 2019, after giving effect of a hypothetical asset coverage ratio of 200%, (ii) $3.2 billion in outstanding indebtedness on a pro forma basis as of December 31, 2019, after giving effect of a hypothetical asset coverage ratio of 200%, (iii) $3.2 billion in net assets as of December 31, 2019, and (iv) an annualized average interest rate on the Company’s indebtedness, as of December 31, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 5.59%.

(3)
Based on (i) $9.6 billion in total assets including debt issuance costs on a pro forma basis as of December 31, 2019, after giving effect of a hypothetical asset coverage ratio of 150%, (ii) $6.4 billion in outstanding indebtedness on a pro forma basis as of December 31, 2019, after giving effect of a hypothetical asset coverage ratio of 150%, (iii) $3.2 billion in net assets as of December 31, 2019, and (iv) an annualized average interest rate on the Company’s indebtedness, as of December 31, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 5.59%.

Effect of Leverage on Expenses
The following table is intended to assist stockholders in understanding the fees and expenses that an investor in the Company’s common stock will bear, directly or indirectly, assuming that the Company employs (1) its actual asset coverage ratio and actual base management fee rate as of December 31, 2019, (2) a hypothetical asset coverage ratio of 200% as of December 31, 2019 and (3) a hypothetical asset coverage ratio of 150% as of December 31, 2019.

The Company cautions that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for the current fiscal year. The following table should not be considered a representation of the Company’s future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, stockholders will indirectly bear such fees or expenses.

Estimated Annual Expenses (as percentage of net assets attributable to common stock)	Actual asset coverage as of December 31, 2019 (246%) (1)	200% asset coverage (2)	150% asset coverage (3)
Base management fees (4)	3.41%	4.04%	6.04%
Incentive fees payable under the Investment Management Agreement (20% of investment income and capital gains) (5)	2.18%	2.61%	3.51%
Interest payments on borrowed funds (6)	4.12%	5.45%	11.25%
Other expenses (7)	1.14%	1.14%	1.14%
Acquired fund fees and expenses	0.86%	0.86%	0.86%
Total annual expenses	11.71%	14.10%	22.80%

(1)
Expenses for the “Actual asset coverage as of December 31, 2019 (246%)” column are based on actual expenses incurred for the fiscal year ended December 31, 2019, annualized for a full year. As of December 31, 2019, our actual indebtedness of $2.2 billion included borrowings of $0.1 billion under the Company’s revolving credit facility (the “Revolving Credit Facility”) and borrowings of $2.1 billion of the Company’s convertible notes, public notes, Prospect Capital Prospect Capital InterNotes® and the Company’s at-the-market offerings of existing unsecured notes that mature on June 15, 2024, June 15, 2028 and June 15, 2029 (collectively, the “Notes”).

(2)
Expenses for the “200% asset coverage” column are based on annualized pro forma expenses for the calendar year ended December 31, 2019, which assumes a hypothetical asset coverage ratio of 200%. The maximum amount of borrowings that could be incurred by the Company is presented for comparative and informational purposes only and such information is not a representation of the amount of borrowings that the Company intends to incur or that would be available to the Company to be incurred.

(3)
Expenses for the “150% asset coverage” column are based on annualized pro forma expenses for the calendar year ended December 31, 2019, which assume a hypothetical asset coverage ratio of 150%. The maximum amount of borrowings that could be incurred by the Company is presented for comparative and informational purposes only and such information is not a representation of the amount of borrowings that the Company intends to incur or that would be available to the Company to be incurred.

(4)
For purposes of the “200% asset coverage” and “150% asset coverage” columns, the table assumes average gross assets (excluding cash and cash equivalents) of $6.3 billion and $9.5 billion, respectively. See “Impact on advisory fees paid by the Company” below.

(5)
For purposes of the “150% asset coverage” column, the table above assumes average gross assets (excluding cash and cash equivalents) of $9.5 billion, total debt of $6.4 billion, interest income calculated by applying the ratio of “total interest income” for the fiscal year ended December 31, 2019 to the “total investment, at fair value” as of December 31, 2019 to the pro forma assets as of December 31, 2019 and (iv) interest expense on incremental pro forma leverage as discussed in the following footnote. See “Impact on advisory fees paid by the Company” below.

(6)
For purposes of the “200% asset coverage” column, the table above assumes total debt outstanding of $3.2 billion (the maximum amount of borrowings that could be incurred by the Company under the current 200% asset coverage requirement), which is comprised of 1) $2.2 billion total debt outstanding as of December 31, 2019 with various interest rates, ranging from 3.75% to 6.88% excluding fees (such as fees on undrawn amounts and amortization of financing costs), 2) additional borrowings of $1.0 billion to the extent of our $1.1 billion total commitments under the Revolving Credit Facility bearing a stated interest rate as of December 31, 2019 of 3.96% and 3) approximately $21.2 million of additional pro-forma indebtedness on our Notes bearing a weighted average interest rate of 5.59%,which was the annualized weighted average stated interest rate on all borrowings for the three months ended December 31, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs). For purposes of the “150% asset coverage” column, the table above assumes total debt outstanding of $6.4 billion (the maximum amount of borrowings that could be incurred by the Company under the proposed 150% asset coverage requirement), which is comprised of 1) $2.2 billion total debt outstanding as of December 31, 2019 with various interest rates, ranging from 3.75% to 6.88% excluding fees (such as fees on undrawn amounts and amortization of financing costs), 2) additional borrowings of $1.0 billion to the extent of our $1.1 billion total commitments under the Revolving Credit Facility bearing a stated interest rate as of December 31, 2019 of 3.96% and 3) approximately $3.2 billion of additional pro-forma indebtedness on our Notes bearing a weighted average interest rate of 5.59%,which was the annualized weighted average stated interest rate on all borrowings for the three months ended December 31, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs).

(7)
“Other Expenses” includes overhead expenses, including payments under the administration agreement with the Company’s administrator, and is estimated to reflect the Company’s estimate of such expenses for the current fiscal year under the respective asset coverage scenario.

Example. The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company’s common stock, assuming (1) actual asset coverage (246%) as of December 31, 2019, (2) a hypothetical asset coverage ratio of 200% and (3) a hypothetical asset coverage ratio of 150%, assuming that the Company’s annual operating expenses remain at the levels set forth in the table above for the respective asset coverage ratio, except for the incentive fee based on income. Transaction expenses are not included in the following example.
An investor would pay the following expenses on a $1,000 investment in the Company’s common stock:

	1 year	3 years	5 years	10 years
Based on the Actual Asset Coverage (246%) as of December 31, 2019
Assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$95	$273	$435	$780
Assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$105	$302	$480	$858
Based on 200% Asset Coverage
Assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$115	$323	$505	$865
Assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$125	$351	$548	$936
Based on 150% Asset Coverage
Assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$193	$500	$726	$1,061
Assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$203	$526	$762	$1,113

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)
Assumes no unrealized capital depreciation and a 5.0% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains.

The foregoing table is to assist stockholders in understanding the various costs and expenses that an investor in the Company’s common stock will bear directly or indirectly. While the example assumes a 5.0% annual return, the Company’s performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes reinvestment of all distributions at net asset value. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under the Company’s dividend reinvestment plan may occur at a price per share that differs from net asset value.
While the above tables assume an asset coverage ratio of 150%, management, in consultation with the Board, will determine the appropriate level of leverage for the Company based on a variety of factors. As such, even if Proposal 2 is approved, the Company may continue to operate with lower levels of leverage (i.e., higher asset coverage ratios).
Other Considerations
The Board also noted that holders of any senior securities, including any additional senior securities that Company may be able to issue as a result of the reduced asset coverage requirements, will have fixed-dollar claims on the Company’s assets that are superior to the claims of the stockholders. In the case of a liquidation event, holders of these senior securities would receive proceeds to the extent of their fixed claims before any distributions are made to the stockholders, and the issuance of additional senior securities may result in fewer proceeds remaining for distribution the stockholders if the assets purchased with the capital raise from such issuances decline in value.

The Board also considered the disclosure requirements that would apply to certain of the Company’s filings with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act, if this Proposal 2 is approved and determined that such incremental disclosure would not impose material additional expenses on the Company.
Based on its consideration of each of the above factors and such other information as the Board deemed relevant, the Board concluded that Proposal 2 is in the best interests of the Company and the Stockholders and recommended that the Stockholders approve this Proposal.
ON MARCH 30, 2020, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE APPROVAL OF THE APPLICATION TO THE COMPANY OF THE REDUCED ASSET COVERAGE REQUIREMENTS IN SECTION 61(a)(2) OF THE 1940 ACT, THE SUCCESSOR PROVISION TO SECTION 61(a)(1) OF THE 1940 ACT REFERENCED THEREIN.

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:

•
information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and

•	information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:

•	at a stockholder’s request;

•
when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);

•
with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or

•	when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
Our Board of Directors knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals
Pursuant to our Bylaws, because the Special Meeting is a special meeting of stockholders, only the business brought before the Special Meeting pursuant to the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. Our Bylaws do not allow stockholders to nominate individuals for election to the Board at a special meeting of stockholders, such as the Special Meeting, where the election of Directors is not proposed, or to propose other business.
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s 2020 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2020 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2020 Annual Meeting of Stockholders must be received by the Secretary not later than May 13, 2020 to be eligible for inclusion in our 2020 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.
In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice in the manner provided for in the Bylaws containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2020 Annual Meeting must be received by the Secretary not earlier than April 13, 2020, and not later than 5:00 p.m., Eastern Time, on May 13, 2020. Proposals should be addressed to Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Annual Meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
April 13, 2020

SPECIAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

May 5, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030300000000000000 8 050520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

May 5, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/by phone until the polls close at the Annual Meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/287406540 and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030300000000000000 8 050520

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROSPECT CAPITAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2020

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on the Internet by virtual means by visiting the following website: https://web.lumiagm.com/287406540, on Tuesday, May 5, 2020, at 10:00 a.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statements (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Special Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals described in the accompanying Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxies named above on any other matter that may properly come before the Special Meeting, including a motion to adjourn the Special Meeting or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment or postponement thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT AUTHORIZING A PROXY BY PHONE OR INTERNET.

(Continued and to be signed on the reverse side)

1.1 14475